Exhibit 10.34

Expro Group Holdings N.V. 1311 Broadfield Boulevard, Ste 400 Houston, Texas 77084
exprogroup.com

EXPRO GROUP HOLDINGS N.V.
U.S. EXECUTIVE RETENTION AND SEVERANCE PLAN PARTICIPATION

AGREEMENT INCLUDING CONFIDENTIALITY AND RESTRICTIVE COVENANT

AGREEMENT

This U.S. Executive Retention and Severance Plan Participation Agreement (the “Participation Agreement” or this “Agreement”) is entered into effective as of _______________, (the “Participation Date”), by and between ____________________ (the “Employer”) and you (the “Participant”), pursuant to the Expro Group Holdings N.V. U.S. Executive Retention and Severance Plan (the “Plan” or the “Executive Retention and Severance Plan”).

ARTICLE I
PARTICIPATION AGREEMENT

1.1    Participant Acceptance. The Participant accepts the designation as a Covered Executive under the Plan and agrees that the terms and conditions of this Agreement and the Plan will govern the Participant’s rights with respect to the severance benefits provided under the Plan (the “Severance Benefits”), notwithstanding any contrary provision in any employment agreement or other severance plan. Participant has read and understands all terms and conditions of the Plan and this Agreement and agrees to comply with all such terms.

1.2    Employer Acceptance. The Employer accepts the designation as a participating employer under the Plan and agrees to be bound by all the terms of the Plan that apply to it as an Employer so designated to participate in the Plan. In accordance with, and subject to, the terms and conditions of the Plan, the Employer hereby allows the Participant to participate in the Executive Retention and Severance Plan.

1.3    Further Agreements. The Participant and the Employer agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Participation Agreement.

1.4    Capitalized Terms. Except as defined in this Participation Agreement (including Exhibit A attached hereto), capitalized terms have the same meanings ascribed to them in the Plan.

1.5    Timing of Signing of this Agreement. The terms and conditions of this Participation Agreement as offered must be accepted by the Participant within thirty (30) days of the date this Agreement is signed by the Employer below. Failure to timely accept the terms will result in immediate and irrevocable cancellation of the participation offered.

ARTICLE II
Confidentiality and Restrictive Covenants attached as Exhibit A

2.1    Exhibit A. The Participant and the Employer have agreed to the terms and conditions included in Exhibit A as an express incentive for the Participant and the Employer to enter into the Participation Agreement and for the Employer or any of its affiliates providing the consideration set forth in the Plan and the Participation Agreement and in Exhibit A. Exhibit A is incorporated into this Agreement in full by reference.

2.2    Protection of Legitimate Business Interests. Participant’s agreement to Exhibit A is also consideration for the provision of Confidential Information to the Participant by Employer or its affiliates, and is intended to further and reasonably protect the Confidential Information and Company Relationships of Employer or its affiliates which are disclosed or entrusted to the Participant, to protect the business goodwill of the Employer and its affiliates, to protect the business opportunities disclosed or entrusted to the Participant, and to protect the other legitimate business interests of the Employer and its affiliates.

2.3    Reasonably Related Restrictions. In executing this Participation Agreement, the Participant expressly acknowledges and agrees that the Participation Agreement aligns the Participant’s interests with the Employer’s and its affiliates’ long-term business interests and creates a further incentive for the Participant to build the Employer’s and its affiliates’ goodwill, and the provisions contained in Exhibit A are reasonably related to the Employer’s and its affiliates’ legitimate interests in protecting their goodwill. The Participant understands that the Employer has hereby promised to provide to the Participant Confidential Information during the Participant’s employment with the Employer, or new Confidential Information following the Participant’s promotion to a new position or following the Participant’s designation of eligibility under the Plan and Participant’s acceptance of this Agreement, as applicable.

2.4    Recovery of Payments. If the Committee determines that the Participant has committed a material breach of Exhibit A or any other non-disclosure, non-disparagement, non-competition or non-solicitation obligation owing to the Employer or its affiliates under any agreement or applicable law, upon notice from the Employer, the Participant shall no longer be eligible to receive any benefits under the Plan and Participant shall repay to the Company the Severance Benefits Participant has already received under the Plan. Such notice shall be provided within the earlier to occur of one (1) year after discovery of the alleged breach or the second anniversary of the Participant’s date of termination.

EXPRO GROUP HOLDINGS N.V.

By:

Name:

Title:

___________________________ (the “Employer”)

By:

Name:

Title:

Date:

PARTICIPANT

                                                                                                            Date:

Signature Page

EXHIBIT A
TO EXPRO GROUP U.S. EXECUTIVE RETENTION AND
SEVERANCE PLAN PARTICIPATION AGREEMENT

Exhibit A-1